Commitments and Contingencies	12 Months Ended
Dec. 31, 2021
Commitments and Contingencies Disclosure [Abstract]
Commitments and contingencies
16.	Commitments and contingencies

(a)	Commitments

As of December 31, 2021, the Group entered into lease agreements as lessee with third parties for the operation of Qingtian International School. The Group has prepaid RMB 886,000 of total lease amount in 2021.As of December 31, 2021, the Group did not have any purchase commitments or capital commitments.

(b)	Litigation

In the ordinary course of the business, the Group is subject to periodic legal or administrative proceedings. As of December 31, 2020 and 2021, the Group is not a party to any legal or administrative proceedings which will have a material adverse effect on the Group’s financial position, results of operations and cash flows.